Exhibit 10.51

INTERCREDITOR AGREEMENT

Intercreditor Agreement (this “Agreement”), dated as of January 18, 2011, among THE BANK OF NOVA SCOTIA, as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “First Priority Representative”) for the First Priority Secured Parties (as defined below), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “Second Priority Representative”) for the Second Priority Secured Parties (as defined below), SEAGATE HDD CAYMAN, an exempted limited liability company incorporated under the laws of the Cayman Islands (the “Borrower”), SEAGATE TECHNOLOGY INTERNATIONAL, an exempted limited liability company incorporated under the laws of the Cayman Islands (the “Second Lien Issuer”), and each of the other Loan Parties (such term, and other capitalized terms used herein but not otherwise defined, having the meaning set forth in Section 1.1 below) party hereto.

WHEREAS, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Original First Priority Representative”), the Second Priority Representative, Seagate Technology HDD Holdings, as borrower (the “Original Borrower”), the Second Lien Issuer, and certain other loan parties were parties to the Intercreditor Agreement, dated as of May 1, 2009 (the “Original Intercreditor Agreement”), pursuant to which the Original First Priority Representative agreed to permit the grant of security interests in certain collateral to the Second Priority Representative which were junior to the security interests in such collateral granted to the Original First Priority Representative (such senior security interests, the “Original First Priority Lien”); and

WHEREAS, as of April 29, 2010, the commitments which were secured by the Original First Priority Lien were terminated and the Original First Priority Lien was forever satisfied, released and discharged in accordance with the terms of the security agreements pursuant to which the Original First Priority Lien was created; and

WHEREAS, pursuant to Section 9.3(c) of the Original Intercreditor Agreement, the Borrower has requested that the Second Priority Representative enter into this Agreement to replace the Original Intercreditor Agreement to facilitate the indebtedness (which is Additional Debt) under the Credit Agreement becoming First Priority Obligations (as such term is defined in the Original Intercreditor Agreement); and

WHEREAS, the Borrower, the First Priority Representative and certain financial institutions and other entities are parties to the Credit Agreement dated as of January 18, 2011, among Seagate Technology Public Limited Company, an Irish public limited company (“STX”), the Borrower, the lenders party thereto and the First Priority Representative (in its capacity as the “Administrative Agent”, and referred to as the “Existing First Priority Agreement”), pursuant to which such financial institutions and other entities have agreed to make loans and extend other financial accommodations to the Borrower; and

WHEREAS, the Second Lien Issuer and the Second Priority Representative, as trustee (the “Trustee”), are parties to the Indenture dated as of May 1, 2009 (as amended, supplemented or modified from time to time, the “Existing Second Priority Agreement”), pursuant to which the

Second Lien Issuer has issued certain notes (the “Notes”) guaranteed by the Borrower and each other Loan Party; and

WHEREAS, the Borrower and the other Loan Parties have granted to the First Priority Representative security interests in the Common Collateral as security for payment and performance of the First Priority Obligations; and

WHEREAS, pursuant to the terms of the Existing First Priority Agreement, the Borrower and the other Loan Parties may not grant security interests in the Common Collateral unless such security interests are subordinated to the security interests securing the First Priority Obligations on terms and conditions reasonably satisfactory to the First Priority Representative; and

WHEREAS, the Borrower and the other Loan Parties have granted to the Second Priority Representative junior security interests in certain of the Common Collateral as security for payment and performance of the Second Priority Obligations; and

WHEREAS, the First Priority Representative has agreed to permit and consent to the grant and continuation of such junior security interests on the terms and conditions of this Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1.  Definitions.

1.1.         Defined Terms.  The following terms, as used herein, have the following meanings:

“Additional First Priority Agreement” means any agreement approved for designation as such by the First Priority Representative and the Second Priority Representative.

“Additional Second Priority Agreement” means any agreement approved for designation as such by the First Priority Representative and the Second Priority Representative.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrower” has the meaning set forth in the introductory paragraph hereof.

“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banks in New York City are authorized or required by law to close.

“Cash Management Obligations” means, with respect to any Loan Party, the due and punctual payment and performance of all obligations of such Loan Party in respect of overdrafts and related liabilities owed to any First Priority Secured Party (or any of its affiliates) and arising from treasury, depositary and cash management services or in connection with any automated clearing house transfers of funds.

“Common Collateral” means all assets that are both First Priority Collateral and Second Priority Collateral.

“Comparable Second Priority Security Document” means, in relation to any Common Collateral subject to any First Priority Security Document, that Second Priority Security Document that creates a security interest in the same Common Collateral, granted by the same Loan Party, as applicable.

“DIP Financing” has the meaning set forth in Section 5.2.

“Enforcement Action” means, with respect to the First Priority Obligations or the Second Priority Obligations, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the First Priority Documents or the Second Priority Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

“Existing First Priority Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing Second Priority Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement.

“First Priority Agreement” means the collective reference to (a) the Existing First Priority Agreement, (b) any Additional First Priority Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing First Priority Agreement, any Additional First Priority Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a First Priority Agreement hereunder (a “Replacement First Priority Agreement”).  Any reference to the First Priority Agreement hereunder shall be deemed a reference to any First Priority Agreement then extant. It is understood and agreed by the parties hereto that the aggregate principal amount of indebtedness under the First Priority Agreement may not, at any time, exceed $550,000,000.

“First Priority Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any First Priority Secured Party as security for any First Priority Obligation.

“First Priority Creditors” means the “Lenders” and the other “Secured Parties,” in each case as defined in the First Priority Agreement, or any other Persons that are designated under the First Priority Agreement as creditors entitled to benefit from the First Priority Collateral under the First Priority Agreement.

“First Priority Documents” means the First Priority Agreement, each First Priority Security Document and each First Priority Guarantee.

“First Priority Guarantee” means any guarantee by any Loan Party of any or all of the First Priority Obligations.

“First Priority Lien” means any Lien created by the First Priority Security Documents.

“First Priority Obligations” means (a) the due and punctual payment of (i) the principal and premium, if any, and interest (including without limitation any Post-Petition Interest) on the loans made under the First Priority Agreement, (ii) each payment required to be made by the Borrower in respect of any letter of credit or similar instrument issued under the First Priority Agreement, when and as due, including, without limitation, payments in respect of reimbursement of disbursements made by any “Issuing Bank” (as defined in the First Priority Agreement) with respect thereto, interest thereon and obligations to provide, under certain circumstances, cash collateral in connection therewith and (iii) all other monetary obligations, including, without limitation, fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including, without limitation, monetary obligations incurred during the pendency of any Insolvency Proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the First Priority Secured Parties under the First Priority Documents, (b) all Hedging Obligations, (c) all Cash Management Obligations and (d) all Platinum Lease Obligations.  To the extent any payment with respect to any First Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Priority Obligations Payment Date” means the first date on which (a) the First Priority Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the First Priority Documents), (b) all commitments to extend credit under the First Priority Documents have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under the First Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the First Priority Security Documents), and (d) the First Priority Representative has delivered a written notice to the Second Priority Representative stating that the events described in clauses (a), (b) and (c) have occurred to the satisfaction of the First Priority Secured Parties (it being understood that the First Priority Representative hereby agrees to deliver such notice to the Second Priority Representative promptly following the occurrence of the events described in such clauses (a), (b) and (c)).

“First Priority Representative” has the meaning set forth in the introductory paragraph hereof.  In the case of any Replacement First Priority Agreement, the First Priority Representative shall be the Person identified as such in such Replacement First Priority Agreement.

“First Priority Secured Party” means (a) each First Priority Creditor (and any affiliate of such First Priority Creditor to which any Cash Management Obligation is owed), (b) each “Issuing Bank” (as defined in the First Priority Documents), (c) the First Priority Representative, (d) each counterparty to any Swap Agreement with a Loan Party the obligation under which constitute Hedging Obligations, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any First Priority Document, (f) each counterparty to any Platinum Lease with a Loan Party the obligations under which constitute Platinum Lease Obligations and (g) the successors and assigns of each of the foregoing.

“First Priority Security Documents” means the “Security Documents” as defined in the First Priority Agreement, and any other documents that are designated under the First Priority Agreement as “First Priority Security Documents” for purposes of this Agreement.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedging Obligations” means, with respect to any Loan Party, the due and punctual payment and performance of all obligations of such Loan Party, monetary or otherwise, under each Swap Agreement that (a) is in effect on the effective date of the First Priority Agreement with a counterparty that is a First Priority Creditor (or an affiliate of a First Priority Creditor) as of such date or (b) is entered into after the effective date of the First Priority Agreement with any counterparty that is a First Priority Creditor (or an affiliate of a First Priority Creditor) at the time such Swap Agreement is entered into.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, examinership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, court protections, reorganization, receivership or similar law.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Loan Party” means STX, the Borrower, the Second Lien Issuer and each direct or indirect affiliate or shareholder (or equivalent) of the STX or any of its affiliates that is now or hereafter becomes a party to any First Priority Security Document or Second Priority Security Document.  All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Platinum Lease Obligations” means the due and punctual payment of all obligations (other than any such obligations that would constitute Indebtedness (as such term is defined in the Existing First Priority Agreement)) of the Borrower or any other Loan Party under each Platinum Lease that (a) is in effect on the effective date of the First Priority Agreement with a lessor that is a First Priority Creditor (or an affiliate of a First Priority Creditor) as of such date or (b) is entered into after the effective date of the First Priority Agreement with any lessor that is a First Priority Creditor (or an affiliate of a First Priority Creditor) at the time such Platinum Lease is entered into.

“Platinum Leases” means, collectively, leasing arrangements with respect to platinum and other precious metals that are entered into from time to time by STX, the Borrower or any subsidiaries of STX in the ordinary course of their business, including that certain Master Lease and Hedging Contracts Agreement for Precious Metals dated as of April 25, 2008, between The Bank of Nova Scotia and STI, and the associated Guarantee dated April 25, 2008, by HDD Holdings of STI’s obligations thereunder.  For the avoidance of doubt, “Platinum Leases” shall include any Swap Agreement that is (x) entered into with the lessor (or any affiliate thereof) under any leasing arrangement described in the immediately preceding sentence and (y) involves, or is settled by reference to, platinum or any other precious metal that is the subject of such leasing arrangement.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

“Purchase Date” has the meaning set forth in Section 5.12.

“Purchase Event” has the meaning set forth in Section 5.12.

“Replacement First Priority Agreement” has the meaning set forth in the definition of “First Priority Agreement”.

“Second Priority Agreement” means the collective reference to (a) the Existing Second Priority Agreement, (b) any Additional Second Priority Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Second Priority Agreement, any Additional Second Priority Agreement or any other agreement or instrument referred to in this clause (c).  Any reference to the Second Priority Agreement hereunder shall be deemed a reference to any Second Priority Agreement then extant.

“Second Priority Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any Second Priority Secured Party as security for any Second Priority Obligation.

“Second Priority Creditors” means the Trustee and the Noteholders (as defined in the Second Priority Agreement), or any Persons that are designated under the Second Priority Agreement as the “Second Priority Creditors” for purposes of this Agreement.

“Second Priority Documents” means each Second Priority Agreement, each Second Priority Security Document and each Second Priority Guarantee.

“Second Priority Guarantee” means any guarantee by any Loan Party of any or all of the Second Priority Obligations.

“Second Priority Lien” means any Lien created by the Second Priority Security Documents.

“Second Priority Obligations” means the due and punctual payment of (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the Second Priority Agreement, and (b) all other monetary obligations, including, without limitation, fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including, without limitation, monetary obligations incurred during the pendency of any Insolvency Proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Second Priority Secured Parties under the Second Priority Documents, and other amounts payable from time to time pursuant to the Second Priority Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding.  To the extent any payment with respect to any Second Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Priority Representative” has the meaning set forth in the introductory paragraph hereof, but shall also include any Person identified as a “Second Priority Representative” in any Second Priority Agreement other than the Existing Second Priority Agreement.

“Second Priority Secured Party” means the Second Priority Representative, the Second Priority Creditors and any other holders of the Second Priority Obligations.

“Second Priority Security Documents” means the “Security Documents” as defined in the Second Priority Agreement and any documents that are designated under the Second Priority Agreement as “Second Priority Security Documents” for purposes of this Agreement.

“Secured Parties” means the First Priority Secured Parties and the Second Priority Secured Parties.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any subsidiary of the Borrower shall be a Swap Agreement.

“Unasserted Contingent Obligations” shall mean, at any time, First Priority Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Priority Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Priority Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

1.2          Amended Agreements.  All references in this Agreement to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated or otherwise modified from time to time.

SECTION 2.  Lien Priorities.

2.1          Subordination of Liens.  (a)  Any and all Liens now existing or hereafter created or arising in favor of any Second Priority Secured Party securing the Second Priority Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Priority Secured Parties securing the First Priority Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any First Priority Document or Second Priority Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Priority Secured Party securing any of the First Priority Obligations are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Second Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b)  No First Priority Secured Party or Second Priority Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other, provided that nothing herein shall be construed to prevent or impair the rights of such parties to enforce this Agreement.  Notwithstanding any failure by any First Priority Secured Party or Second Priority Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to the First Priority Secured Parties or the Second Priority Secured Parties, the priority and rights as between the First Priority Secured Parties and the Second Priority Secured Parties with respect to the Common Collateral shall be as set forth herein.

2.2          Nature of First Priority Obligations.  The Second Priority Representative on behalf of itself and the other Second Priority Secured Parties acknowledges that a portion of the First Priority Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Priority Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Priority Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Priority Secured Parties and without affecting the provisions hereof, but in all cases subject to the limit set forth in the last sentence of the definition of “First Priority Agreement”.  The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Priority Obligations or the Second Priority Obligations, or any portion thereof.

2.3          Agreements Regarding Actions to Perfect Liens.  (a)  The Second Priority Representative agrees on behalf of itself and the other Second Priority Secured Parties that all Second Priority Security Documents shall be deemed to contain the following notation:  “The lien created by [this Agreement] on the property described herein is junior and subordinate to the lien on such property created by any similar instrument now or hereafter granted to The Bank of Nova Scotia, as Administrative Agent, and its successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement dated as of January 18, 2011, among The Bank of Nova Scotia, as First Priority Representative, Wells Fargo Bank, National Association, as Second Priority Representative, Seagate HDD Cayman, Seagate Technology International and the other Loan Parties referred to therein, as amended from time to time.”

(b)  The First Priority Representative hereby agrees that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) (or any similar concept under foreign law) over Common Collateral pursuant to the First Priority Security Documents, such possession or control is also for the benefit of the Second Priority Representative and the other Second Priority Secured Parties solely to the extent required to perfect their security interest in such Common Collateral.  Nothing in the preceding sentence shall be construed to impose any duty on the First Priority Representative (or any third party acting on its behalf) with respect to such Common Collateral or provide the Second Priority Representative or any other Second Priority Secured Party with any rights with respect to such Common Collateral beyond those specified in this Agreement and the Second Priority Security Documents, provided that as promptly as practicable following the occurrence of the First Priority Obligations Payment Date, the First Priority Representative shall (i) deliver to the Second Priority Representative, at the Borrower’s sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Priority Documents or (ii) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs; provided, however, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Priority Secured Parties and the Second Priority Secured Parties and shall not impose on the First Priority Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.  The Loan Parties shall take such further actions as may be reasonably requested by the Second Priority Representative to effectuate the transfer of the Common Collateral upon the occurrence of the First Priority Obligations Payment Date to the Second Priority Representative contemplated hereby.

2.4          No New Liens.  So long as the First Priority Obligations Payment Date has not occurred, the parties hereto agree that (a) unless otherwise agreed by the First Priority Representative, there shall be no Lien, and no Loan Party shall have any right to create any Lien, on any assets of any Loan Party securing any Second Priority Obligation if these same assets are not subject to, and do not become subject to, a Lien securing the First Priority Obligations and (b) if any Second Priority Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Second Priority Obligation which assets are not also subject to the first-priority Lien of the First Priority Representative under the First Priority Documents, then the Second Priority Representative, upon demand by the First Priority Representative, will without the need for any further consent of any other Second Priority Secured Party, notwithstanding anything to the contrary in any other Second Priority Document, either (i) release such Lien (to the extent permitted by the Existing Second Priority Agreement) or (ii) assign it to the First Priority Representative as security for the First Priority Obligations (in which case the Second Priority Representative may retain a junior lien on such assets subject to the terms hereof).  To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Priority Secured Parties, the Second Priority Representative and the other Second Priority Secured Parties agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.4 shall be subject to Section 4.1.

SECTION 3.  Enforcement Rights.

3.1          Exclusive Enforcement.  Until the First Priority Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Priority Secured Parties shall have the exclusive right to take and continue any Enforcement Action with respect to the Common Collateral, without any consultation with or consent of any Second Priority Secured Party, but subject to the proviso set forth in Section 5.1. Upon the occurrence and during the continuance of a default or an event of default under the First Priority Documents, the First Priority Representative and the other First Priority Secured Parties may take and continue any Enforcement Action with respect to the First Priority Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion.

3.2          Standstill and Waivers.  The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that, until the First Priority Obligations Payment Date has occurred, subject to the proviso set forth in Section 5.1:

(a)  they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Priority Obligation pari passu with or senior to, or to give any Second Priority Secured Party any preference or priority relative to, the Liens with respect to the First Priority Obligations or the First Priority Secured Parties with respect to any of the Common Collateral;

(b)  they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including, without limitation, the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by any First Priority Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any First Priority Secured Party;

(c)  they have no right to (i) direct either the First Priority Representative or any other First Priority Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the First Priority Security Documents or (ii) consent or object to the exercise by the First Priority Representative or any other First Priority Secured Party of any right, remedy or power with respect to the Common

Collateral or pursuant to the First Priority Security Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (c), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

(d)  they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any First Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no First Priority Secured Party shall be liable for, any action taken or omitted to be taken by any First Priority Secured Party with respect to the Common Collateral or pursuant to the First Priority Documents;

(e)  they will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Loan Party or any of its subsidiaries or affiliates under or with respect to any Second Priority Security Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Second Priority Security Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Second Priority Security Document; provided, however, that the Second Priority Representative or any Second Priority Secured Party may, to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any First Priority Documents or under applicable law, in favor of the First Priority Representative or any other First Priority Creditor in respect of the Common Collateral, take any action not adverse to the Liens on the Common Collateral and not otherwise inconsistent with the terms of this Agreement, securing the First Priority Obligations in order to preserve, perfect or protect its rights in the Common Collateral;

(f)  they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator, examiner or similar official appointed for or over, attempt any action to take possession of any Common Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Common Collateral or pursuant to the Second Priority Security Documents in their capacity as secured creditors; and

(g)  they will not seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral.

3.3          Judgment Creditors.  In the event that any Second Priority Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including, without limitation, in relation to the First Priority Liens and the First Priority Obligations) to the same extent as all other Liens securing the Second Priority Obligations are subject to the terms of this Agreement.

3.4          Cooperation.  The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that each of them shall take such actions as the First Priority Representative shall request in connection with the exercise by the First Priority Secured Parties of their rights set forth herein to the extent not inconsistent with the terms hereof.

3.5          No Additional Rights For the Loan Parties Hereunder.  Except as provided in Section 3.6, if any First Priority Secured Party or Second Priority Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any First Priority Secured Party or Second Priority Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any First Priority Secured Party or Second Priority Secured Party.

3.6          Actions Upon Breach.  (a)  If any Second Priority Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Loan Party or the Common Collateral, such Loan Party, with the prior written consent of the First Priority Secured Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any First Priority Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.

(b)  Should any Second Priority Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Priority Secured Party (in its own name or in the name of the relevant Loan Party) or the relevant Loan Party may obtain relief against such Second Priority Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Priority Representative on behalf of each Second Priority Secured Party that (i) the First Priority Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Priority Secured Party waives any defense that the Loan Parties and/or the First Priority Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

SECTION 4.  Application Of Proceeds Of Common Collateral; Dispositions And Releases Of Common Collateral; Inspection and Insurance.

4.1          Application of Proceeds; Turnover Provisions.  All proceeds of Common Collateral (including, without limitation, any interest earned thereon) resulting from the sale, collection or other disposition of Common Collateral resulting from any Enforcement Action, whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first to the First Priority Representative for application to the First Priority Obligations in accordance with the terms of the First Priority Documents, until the First Priority Obligations Payment Date has occurred and thereafter, to the Second Priority Representative to be applied as follows: first, to amounts owing to the Second Priority Representative in its capacity as collateral agent in accordance with the terms of the Second Priority Security Documents; second, to amounts owing to the Trustee in its capacity as such in accordance with the terms of the Existing Second Priority Agreement and to the representatives of any other holders of Second Priority Obligations, in their capacity as such; and third, ratably to amounts owing to the Noteholders (in accordance with the terms of the Existing Second Priority Agreement) and holders of any other Second Priority Obligations.  Until the occurrence of the First Priority Obligations Payment Date, any Common Collateral, including, without limitation, any such Common Collateral constituting proceeds, that may be received by any Second Priority Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the First Priority Representative, for the benefit of the First Priority Secured Parties, in the same form as received, with any necessary endorsements, and each Second Priority Secured Party hereby authorizes the First Priority Representative to make any such endorsements as agent for the Second Priority Representative (which authorization, being coupled with an interest, is irrevocable).

4.2          Releases of Second Priority Lien.  (a) Upon any release, sale or disposition of Common Collateral permitted pursuant to the terms of the First Priority Documents that results in the release of the First Priority Lien on any Common Collateral (including, without limitation, any sale or other disposition pursuant to any Enforcement Action), the Second Priority Lien on such Common Collateral (excluding any portion of the proceeds of such Common Collateral remaining after the First Priority Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person, unless, in the case of any such release, sale or disposition of the Common Collateral (other than pursuant to any Enforcement Action), such release of the Second Priority Lien would not then be permitted under the Existing Second Priority Agreement.

(b)  The Second Priority Representative shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Priority Representative shall request to evidence any release of the Second Priority Lien described in paragraph (a).  The Second Priority Representative hereby appoints the First Priority Representative and any officer or duly authorized person of the First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Priority Representative and in the name of the Second Priority Representative or in the First Priority Representative’s own name, from time to time, in the First Priority Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

4.3          Inspection Rights and Insurance.  (a)  Any First Priority Secured Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Common Collateral, and the First Priority Representative may advertise and conduct public auctions or private sales of the Common Collateral, in each case without notice to, the involvement of or interference by any Second Priority Secured Party or liability to any Second Priority Secured Party.

(b)  Until the First Priority Obligations Payment Date has occurred, the First Priority Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party (except that the Second Priority Representative shall have the right to be named as additional insured and loss payee so long as its second lien status is identified in a manner reasonably satisfactory to the First Priority Representative), (ii) to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.

4.4          Rights as Unsecured Creditors.  Notwithstanding anything to the contrary in this Agreement, the Second Priority Representative and the Second Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Second Lien Issuer, the Borrower or any other Loan Party that has guaranteed the Second Priority Obligations in accordance with the terms of the Second Priority Documents and applicable law, including, without limitation, the acceleration of any Indebtedness or other obligations owing under the Second Priority Documents or the demand for payment under the guarantee in respect thereof.  Nothing in this Agreement shall prohibit the receipt by the Second Priority Representative or any Second Priority Secured Parties of the required payments of interest and principal (and premium, if any) so long as such receipt is not the direct or indirect result of the exercise by the Trustee, the Second Priority Representative or any Second Priority Secured Party of rights or remedies as a secured creditor in respect of Common Collateral.  In the event that the Second Priority Representative of any Second Priority Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of the Second Priority Obligations, such judgment lien shall be subordinated to the Liens securing the First Priority Obligations on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to such Liens securing the First Priority Obligations under this Agreement.

SECTION 5.  Insolvency Proceedings.

5.1          Filing of Motions.  Until the First Priority Obligations Payment Date has occurred, the Second Priority Representative agrees on behalf of itself and the other Second Priority Secured Parties that no Second Priority Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleading or motion, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Common Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the First Priority Representative (including, without limitation, the validity and enforceability thereof) or any other First Priority Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise, provided that

(a) the Second Priority Representative may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Second Priority Representative imposed hereby, (b) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any First Priority Security Documents in favor of the First Priority Representative or any other First Priority Secured Party in respect of the Common Collateral, the Second Priority Representative or any Second Priority Secured Party shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings made by any person objecting to or otherwise seeking the disallowance of the claims in respect of the Second Priority Obligations, including, without limitation, any claims secured by the Common Collateral, if any, in each case in a manner not inconsistent with the terms of this Agreement and (c) present a cash or credit bid in connection with any disposition of Common Collateral pursuant to a sale of assets under Section 363 of the Bankruptcy Code, so long as (i) the cash portion of any such bid is sufficient to result in the occurrence of the First Priority Obligations Payment Date and (ii) the First Priority Representative is reasonably satisfied that such cash or credit bid is likely to be consummated.

5.2          Financing Matters.  If any Loan Party becomes subject to any Insolvency Proceeding, and if the First Priority Representative (acting at the direction of the requisite First Priority Secured Parties) desires to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “DIP Financing”), then the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, that each Second Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in paragraph 5.4 below and (c) will subordinate (and will be deemed hereunder to have subordinated) the Second Priority Liens (i) to such DIP Financing on the same terms as the First Priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any replacement liens provided as adequate protection to the First Priority Secured Parties on the same terms as the Second Priority Liens are subordinated to the First Priority Liens under this Agreement and (iii) to any “carve-out” agreed to by the First Priority Representative or the other First Priority Secured Parties.  Notwithstanding the foregoing, the aggregate principal amount of the DIP Financing shall not exceed an amount equal to the sum of (x) $550,000,000 of new commitments plus (y) any amounts outstanding under the First Priority Agreement upon the commencement of the applicable Insolvency Proceeding (including, without limitation, Hedging Obligations, Cash Management Obligations and Platinum Lease Obligations) that are converted, exchanged or otherwise rolled into the post-petition obligations outstanding under the DIP facility.

5.3          Relief From the Automatic Stay.  The Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, that prior to the occurrence of the First Priority Obligations Payment Date none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Common Collateral, without the prior written consent of the First Priority Representative.

5.4          Adequate Protection.  The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting (a) any request by the First Priority Representative or the other First Priority Secured Parties for adequate protection or any adequate protection provided to the First Priority Representative or the other First Priority Secured Parties or (b) any objection by the First Priority Representative or any other First Priority Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses, costs, charges or other amounts to the First Priority Representative or any other First Priority Secured Party under Section 506(b) of the Bankruptcy Code or otherwise.  Notwithstanding anything contained in this Section and in Section 5.2(b) (but subject to all other provisions of this Agreement, including, without limitation, Sections 5.2(a) and 5.3), in any Insolvency Proceeding, (i) if the First Priority Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral (with replacement liens on such additional collateral) in connection with any DIP Financing or use of cash collateral, and the First Priority Secured Parties do not object to the adequate protection being provided to them, then in connection with any such DIP Financing or use of cash collateral the Second Priority Representative, on behalf of itself and any of the Second Priority Secured Parties, may seek or accept adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the First Priority Obligations and such DIP Financing on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to the First Priority Obligations under this Agreement and (y) superpriority claims under Section 507(b) of the Bankruptcy Code, junior in all respects to the superpriority claims granted to the First Priority Secured Parties under Section 507(b) of the Bankruptcy Code, provided, however, the Second Priority Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Second Priority Secured Parties, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (ii) in the event the Second Priority Representative, on behalf of itself and the Second Priority Secured Parties, seeks or accepts adequate protection in accordance with clause (i) above and such adequate protection is granted in the form of additional collateral, then the Second Priority Representative, on behalf of itself or any of the Second Priority Secured Parties, agrees that the First Priority Representative shall also be granted a senior Lien on such additional collateral as security for the First Priority Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Priority Obligations shall be subordinated to the Liens on such collateral securing the First Priority Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Priority Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Priority Obligations are subordinated to such First Priority Obligations under this

Agreement.  The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that except as expressly set forth in this Section none of them shall seek or accept adequate protection without the prior written consent of the First Priority Representative.

5.5          Avoidance Issues.  If any First Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Priority Obligations Payment Date shall be deemed not to have occurred.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  The Second Priority Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6          Asset Dispositions in an Insolvency Proceeding.  Neither the Second Priority Representative nor any other Second Priority Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any assets of any Loan Party that is supported by the First Priority Secured Parties, and the Second Priority Representative and each other Second Priority Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Priority Secured Parties and to have released their Liens on such assets.

5.7          Separate Grants of Security and Separate Classification.  Each Second Priority Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Priority Security Documents and the Second Priority Security Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the Second Priority Obligations are fundamentally different from the First Priority Obligations and must be separately classified in any Chapter 11 plan proposed or adopted in an Insolvency Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Priority Secured Parties and Second Priority Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral (with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Priority Secured Parties, with the Second Priority Secured Parties hereby acknowledging and agreeing to turn over to the First Priority Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties).

5.8          No Waivers of Rights of First Priority Secured Parties.  Nothing contained herein shall prohibit or in any way limit the First Priority Representative or any other First Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Priority Secured Party, including, without limitation, the seeking by any Second Priority Secured Party of adequate protection (except as provided in Section 5.4) or the asserting by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Documents or otherwise.

5.9          Chapter 11 Plans.  No Second Priority Secured Party shall support or vote in favor of any Chapter 11 plan (or any analogous plan or scheme in any other jurisdiction) (and each shall be deemed to have voted to reject any such plan or scheme) unless such plan or scheme (a) pays off, in cash in full, all First Priority Obligations or (b) is accepted by the class of holders of First Priority Obligations voting thereon.

5.10        Effectiveness in Insolvency Proceedings.  This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

5.11        Post-Petition Claims.  (a) None of the Second Priority Representative, the Trustee or any Second Priority Secured Party shall oppose or seek to challenge any claim by the First Priority Representative or any First Priority Secured Party for allowance in any Insolvency Proceeding of First Priority Obligations consisting of Post-Petition Interest or indemnities to the extent of the value of the Lien in favor of the First Priority Representative and the First Priority Secured Parties, without regard to the existence of the Lien of the Second Priority Representative on behalf of the Second Priority Secured Parties on the Common Collateral.

(b)           None of the First Priority Representative or any First Priority Secured Party shall oppose or seek to challenge any claim by the Second Priority Representative, the Trustee or any Second Priority Secured Party for allowance in any Insolvency Proceeding of Second Priority Obligations consisting of Post-Petition Interest or indemnities to the extent of the value of the Lien of the Second Priority Representative on behalf of the Second Priority Secured Parties on the Common Collateral (after taking into account the Liens in favor of the First Priority Representative).

5.12        Purchase Right.  (a)  If the First Priority Obligations shall have been accelerated (including, without limitation, any automatic acceleration in connection with any Insolvency Proceeding with respect to the Borrower) or shall remain unpaid immediately following the Maturity Date (as defined in the First Priority Agreement) (each, a “Purchase Event”), the Second Priority Creditors shall have the option, within 30 days after such Purchase Event, upon at least five (5) Business Days’ prior written notice by the Second Priority Representative to the First Priority Representative (with copies to STX, the Borrower and the Second Lien Issuer) to purchase all, and not less than all, of the First Priority Obligations from the First Priority Representative and the First Priority Creditors at par. Such notice from the Second Priority Representative shall be irrevocable. If the Second Priority Representative does not exercise such right within 30 days after the first date on which a Purchase Event occurs, the First Priority Representative and the First Priority Creditors shall have no further obligations pursuant to this Section 5.12 for such Purchase Event and may take any further actions in their sole discretion in accordance with this Agreement and the other First Priority Documents.

(b)           On the date (the “Purchase Date”) specified by the Second Priority Representative in such notice (which shall not be less than five (5) Business Days, nor more than ten (10) Business Days, after the receipt by the First Priority Representative of the notice from the Second Priority Representative of the election by the Second Priority Creditors to exercise such option), the First Priority Representative and the First Priority Creditors shall sell to the Second Priority Creditors exercising such option, and such Second Priority Creditors shall purchase from the First Priority Representative and the First Priority Creditors, the First Priority Obligations without the prior written consent of STX, the Borrower or any other Loan Party. The Second Priority Creditors that have exercised such option shall be irrevocably and unconditionally obligated to effect such purchase on the terms set forth in this Section 5.12 no later than the Purchase Date.

(c)           Upon the Purchase Date, the Second Priority Creditors that have exercised such option shall, pursuant to documentation in form and substance reasonably satisfactory to the First Priority Representative and the Second Priority Representative, (i) pay in cash to the First Priority Creditors as the purchase price therefor the full amount of all the First Lien Obligations then outstanding and unpaid (including, without limitation, principal, outstanding reimbursement obligations in respect of, if any, drawings theretofore paid under letters of credit, all Hedging Obligations, interest, fees and expenses, including, without limitation, reasonable attorneys’ fees and legal expenses) at par, (ii) cash collateralize, if any, all letters of credit outstanding under the First Priority Agreement in an amount reasonably satisfactory to the First Priority Representative but in no event greater than 105% of the aggregate undrawn face amount thereof, (iii) agree to reimburse the First Priority Representative and the First Priority Creditors for any checks or other payments provisionally credited to the First Priority Obligations, and/or as to which the First Priority Representative or any First Priority Creditors has not yet received final payment, (iv) without duplication of (i), agree to reimburse the First Priority Representative and the other First Priority Creditors for any loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit and any checks or other payments provisionally credited to the First Priority Obligations, and/or as to which the First Priority Representative or any First Priority Creditor has not yet received final payment and (v) without duplication of (i) agree to reimburse, within five (5) Business Days of written demand by the First Priority Representative therefor, the First Priority Representative and the other First Priority Creditors in respect of indemnification obligations of the Loan Parties under the First Priority Documents (including, without limitation, reasonable attorneys’ fees and legal expenses to any First Priority Creditor).  Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the First Priority Representative for the ratable account of the First Priority Representative and the First Priority Creditors in New York, New York, as the First Priority Representative may designate in writing to the Second Priority Representative for such purpose.  Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Second Priority Creditors that have exercised such option to the bank account designated by the First Priority Representative are received in such bank account prior to 1:00 p.m., New York City time, on such Business Day and interest shall be calculated to and including, without limitation, such Business Day if the amounts so paid by such Second Priority Creditors to the bank account designated by the First Priority Representative are received in such bank account later than 1:00 p.m., New York City time, on such Business Day.

(d)           Such purchase shall be expressly made without recourse, representation or warranty of any kind by the First Priority Representative or any First Priority Creditor as to the First Priority Obligations owed to such Person or otherwise, except that each such Person shall represent and warrant: (i) the amount of the First Priority Obligations being sold by it, (ii) that such Person has not created any Lien on any First Priority Obligation being sold by it and (iii) that such Person has the right to assign First Priority Obligations being assigned by it and its assignment is duly authorized.

SECTION 6.  Second Priority Documents and First Priority Documents.

(a)           Each Loan Party and the Second Priority Representative, on behalf of itself and the Second Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Second Priority Documents inconsistent with or in violation of this Agreement.

(b)           Each Loan Party and the First Priority Representative, on behalf of itself and the First Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Priority Documents inconsistent with or in violation of this Agreement.

(c)           In the event the First Priority Representative enters into any amendment, waiver or consent in respect of any of the First Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the

Comparable Second Priority Security Document without the consent of or action by any Second Priority Secured Party (with all such amendments, waivers and modifications subject to the terms hereof), provided that (i) no such amendment, waiver or consent shall have the effect of (A) removing assets subject to the Lien of any Second Priority Security Document, except to the extent that a release of such Lien is permitted by Section 4.2 and provided that there is a corresponding release of such Lien securing the First Priority Obligations, (B) imposing additional duties on the Second Priority Representative without its consent (such consent not to be unreasonably withheld or delayed), or (C) permitting any additional obligations (other than (x) additional indebtedness permitted to be incurred under the First Priority Agreement in an aggregate principal amount not to exceed the limit set forth in the last sentence of the definition thereof and (y) any other obligations contemplated by  Article 5 hereof) to be secured by a Lien on the Common Collateral, (ii) any such amendment, waiver or consent that is prejudicial to the interests of the Second Priority Secured Parties to a greater extent than the First Priority Secured Parties shall not apply to the Second Priority Security Documents without the consent of the Second Priority Representative and (iii) notice of such amendment, waiver or consent shall be given to the Second Priority Representative promptly (but in no event later than 10 days after its effectiveness), provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

SECTION 7.  Reliance; Waivers; etc.

7.1           Reliance.  The First Priority Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement.  The Second Priority Representative, on behalf of itself and the Second Priority Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Priority Secured Parties.  The Second Priority Documents are deemed to have been executed and delivered and the purchase of the Notes are deemed to have been made, in reliance upon this Agreement.  The First Priority Representative expressly waives all notices of the acceptance of and reliance by the Second Priority Representative and the Second Priority Secured Parties.

7.2           No Warranties or Liability.  The Second Priority Representative and the First Priority Representative acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any other First Priority Document or any Second Priority Document.  Except as otherwise provided in this Agreement, the Second Priority Representative and the First Priority Representative will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

7.3           No Waivers.  No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Priority Documents or the Second Priority Documents.

SECTION 8.  Obligations Unconditional.

8.1           First Priority Obligations Unconditional.  All rights and interests of the First Priority Secured Parties hereunder, and all agreements and obligations of the Second Priority Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a)  any lack of validity or enforceability of any First Priority Document;

(b)  except as otherwise set forth in this Agreement, any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Priority Document;

(c)  prior to the First Priority Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Priority Obligations or any guarantee or guaranty thereof; or

(d)  any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Priority Obligations, or of any Second Priority Secured Party, or any Loan Party, to the extent applicable, in respect of this Agreement.

8.2           Second Priority Obligations Unconditional.  All rights and interests of the Second Priority Secured Parties hereunder, and all agreements and obligations of the First Priority Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a)  any lack of validity or enforceability of any Second Priority Document;

(b)  any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second  Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Priority Document;

(c)  any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Second Priority Obligations or any guarantee or guaranty thereof; or

(d)  any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second  Priority Obligations, or of any First Priority Secured Party, or any Loan Party, to the extent applicable, in respect of this Agreement.

SECTION 9.  Miscellaneous.

9.1           Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Document or any Second Priority Document, the provisions of this Agreement shall govern.

9.2           Continuing Nature of Provisions.  This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Priority Obligation Payment Date shall have occurred.  This is a continuing agreement and the First Priority Secured Parties and the Second Priority Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, the Borrower or any other Loan Party on the faith hereof.

9.3           Amendments; Waivers.  (a)  No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Priority Representative and the Second Priority Representative, and, in the case of amendments or modifications of Sections 3.5, 3.6, 9.5 or 9.6 that directly affect the rights or obligations of any Loan Party, such Loan Party.

(b) It is understood that the First Priority Representative and the Second Priority Representative, without the consent of any other First Priority Secured Party or Second Priority Secured Party, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Loan Parties become First Priority Obligations or Second Priority Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes First Priority Obligations or Second Priority Obligations, provided that such Additional Debt is permitted to be incurred by the First Priority Agreement and Second Priority Agreement then extant, and is permitted by said Agreements to be subject to the provisions of this Agreement as First Priority Obligations or Second Priority Obligations, as applicable.

(c)  In addition, at the request of the Borrower or the Second Lien Issuer, the First Priority Representative and the Second Priority Representative agree to enter into any amendment to this Agreement or any new intercreditor agreement in order to (1) facilitate Additional Debt becoming First Priority Obligations or Second Priority Obligations to the extent such Obligations are permitted by the First Priority Agreement and the Second Priority Agreement, with the Lien priority contemplated by such amendment and (2) document the relationship between the First Priority Creditors and the Second Priority Creditors in case any then existing First Priority Agreement or Second Priority Agreement is refinanced or replaced or the First Priority Representative or the Second Priority Representative is replaced, provided, that, in any case, the terms of such amendment or new agreement will contain terms substantially the same as the terms contained in this Agreement.

9.4           Information Concerning Financial Condition of the Borrower and the other Loan Parties.  Each of the Second Priority Representative and the First Priority Representative hereby assume responsibility for keeping itself informed of  the financial condition of the Borrower and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Priority Obligations or the Second  Priority Obligations.  The Second Priority Representative and the First Priority Representative hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances.  In the event the Second Priority Representative or the First Priority Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

9.5           Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

9.6           Submission to Jurisdiction.  (a)  Each First Priority Secured Party, each Second Priority Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any First Priority Secured Party or Second Priority Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.

(b)  Each First Priority Secured Party, each Second Priority Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.7.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.  Each Loan Party (other than a Loan Party organized under the laws of the United States of America or any State thereof or the District of Columbia) hereby appoints Seagate Technology (US) Holdings, Inc. as agent for service of process in the United States and Seagate Technology (US) Holdings, Inc. hereby accepts such appointment.  Seagate Technology (US) Holdings, Inc. agrees that its appointment is irrevocable so long as any Obligations remain outstanding under this Agreement, and that it shall give the Administrative Agent at least 10 Business Days notice of any change to its address upon which service of process can be made on it pursuant to this Section.  In any event, the address at which service of process can be made shall be an address located in New York or California.

9.7           Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

9.8           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Priority Secured Parties and Second Priority Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.

9.9           Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

9.10         Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9.11         Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this

Agreement.  This Agreement shall become effective when it shall have been executed by each party hereto.

9.12         Additional Loan Parties.  STX and the Borrower shall cause each Subsidiary that executes a Security Document after the date hereof to become a party to this Agreement by executing and delivering a supplement to this Agreement in form and substance reasonably satisfactory to the First Priority Representative and the Second Priority Representative

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE BANK OF NOVA SCOTIA, as First Priority Representative for and on behalf of the First Priority Secured Parties

By:	/s/ TERESA WU
Name: Teresa Wu
Title: Director

Address for Notices:

The Bank of Nova Scotia
580 California Street
Suite 2100
San Francisco, CA 94104
Attention: Teresa Wu

Telecopy No.: (415) 397-0791

[Signature Page to the Intercreditor Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Second Priority Representative for and on behalf of the Second Priority Secured Parties

By:	/s/ MADDY HALL
Name: Maddy Hall
Title: Vice President

Address for Notices:

Wells Fargo Bank
Corporate Trust Services
707 Wilshire Blvd, 17th Floor
Los Angeles, CA, 90017

Attention: Maddy Hall, CCTS, Vice President
Telecopy No.: (213) 614-3355

[Signature Page to the Intercreditor Agreement]

SEAGATE HDD CAYMAN,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Senior Vice President, General Counsel & Secretary

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Senior Vice President, General Counsel & Company Secretary

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

SEAGATE TECHNOLOGY,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Senior Vice President, General Counsel & Secretary

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

SEAGATE TECHNOLOGY HDD HOLDINGS,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Senior Vice President, General Counsel & Secretary

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

SEAGATE TECHNOLOGY INTERNATIONAL,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: General Counsel & Secretary

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

SEAGATE TECHNOLOGY (IRELAND)

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: President

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Secretary

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: General Counsel & Secretary

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

SEAGATE TECHNOLOGY LLC,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Senior Vice President, General Counsel & Secretary

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

i365 INC.,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Secretary

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

MAXTOR GLOBAL LTD.,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: President

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Vice President

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

SEAGATE INTERNATIONAL (JOHOR) SDN. BHD.,

By:	/s/ STEPHEN SEDLER
Name: Stephen Sedler
Title: Assistant Secretary

By:	/s/ PEK (RICKY) CHONG
Name: Pek (Ricky) Chong
Title: Director

By:	/s/ KEAN CHEONG OH
Name: Kean Cheong Oh
Title: Company Representative

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

SEAGATE TECHNOLOGY (THAILAND) LIMITED,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Director

By:	/s/ JEFF NYGAARD
Name: Jeff Nygaard
Title: Director

By:	/s/ WANATEE VONGTHAI
Name: Wanatee Vongthai
Title: Director

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

PENANG SEAGATE INDUSTRIES (M) SDN. BHD.,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Director

By:	/s/ PEK (RICKY) CHONG
Name: Pek (Ricky) Chong
Title: Secretary & Shareholder Representative

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]

SEAGATE SINGAPORE INTERNATIONAL HEADQUARTERS PTE. LTD.,

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Shareholder Representative

By:	/s/ MUI YIN CHANG
Name: Mui Yin Chang
Title: Alternate Shareholder Representative

Address for Notices:

920 Disc Drive
Scotts Valley, CA 95066

Attention: Corporate Legal
Telecopy No.: 831-438-7132

[Signature Page to the Intercreditor Agreement]